Exhibit 10.8

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PETROLEUM PRODUCTS SUPPLY AGREEMENT

Dated as of [•], 2013 (the “Effective Date”),

BETWEEN:	ULTRAMAR LTD 2200 McGill College Avenue Montreal, Quebec H3A 3L3
(“Seller”)
AND:	CST CANADA CO. 2200 McGill College Avenue Montreal, Quebec H3A 3L3
(“Buyer”)

WHEREAS that pursuant to a Separation and Distribution Agreement (“SDA”) dated [•], 2013, Seller has sold to Buyer all its retail business located in Canada consisting of motorist sites, cardlock sites and home heating;
WHEREAS Seller is a supplier of Petroleum Products which Buyer wishes to purchase on the terms and conditions set forth in this Agreement;
WHEREAS it is the intention of the parties to be bound by the terms and conditions of the Agreement for the entire Term notwithstanding any change that may occur in the corporate organisation of Buyer.
NOW THEREFORE in consideration of the mutual covenants and agreements set forth herein, the following represents the agreement of the parties.
1.    DEFINITIONS
In this Agreement, the following words and expressions will have the following meanings:

(a)	“Agreement” means this Petroleum Products Supply Agreement, including all attached Schedules, as the same may be supplemented, amended, restated or replaced from time to time;

(b)
“Annual Committed Distillates Volume” means, subject to adjustment as provided in Section 3, Section 6 and/or Section 11 of this Agreement: (i) from the Effective Date through [•], 2023 - [*.*] litres per Contract Year; (ii) from [•], 2023 through [•], 2024 - [*.*] litres; (iii) from [•], 2024 through [•], 2025 - [*.*] litres; (iv) from [•], 2025 through [•], 2026 - [*.*] litres; (v) from [•], 2026 through [•], 2027 - [*.*] litres; (vi) from [•], 2027 through the Expiration Date - [*.*] litres;

(c)
“Annual Committed Gasolines Volume” means, subject to adjustment as provided in Section 3 and/or Section 11 of this Agreement: (i) from the Effective Date through [•], 2023 - [*.*] litres per Contract Year; (ii) from [•], 2023 through [•], 2024 - [*.*] litres; (iii) from [•], 2024 through [•], 2025 - [*.*] litres; (iv) from [•], 2025 through [•], 2026 - [*.*] litres; (v) from [•], 2026 through [•], 2027 - [*.*] litres; (vi) from [•], 2027 through the Expiration Date - [*.*] litres;

(d)	“Annual Committed Volume” means, for a given Contract Year, the total of the Annual Committed Distillates Volume and the Annual Committed Gasolines Volume for that Contract Year;

(e)	“[*.*]” means the [*.*] (or an equivalent substitute report in the event Seller changes[*.*], upon notice by Seller to Buyer);

(f)	“[*.*]” is defined in Section 4.3;

(g)	“[*.*]” is defined in Section 4.4;

(h)	“Carrier” means, either Buyer or a third party hired by Buyer, who takes possession of Products when purchased from Seller under this Agreement;

(i)	“Contract Year” means each [•] through [•] period during the Term;

(j)	“Dealers” means any Buyer’s authorized sublicensees;

(k)	“Delivery Location” means each location listed on Exhibit C at which Products will be purchased by, and delivered to, Buyer under this Agreement;

(l)
“Distillates” means ultra low sulphur diesel fuel (including ULSDA, ULSDB, and ULSDBW (seasonal)), stove oil and furnace oil (including F16 and F25), all conforming to the relevant Specifications, excluding any proprietary additive of Buyer, if any;

(m)	“Expiration Date” means [•], 2028;

(n)
“Gasolines” means regular unleaded gasoline (RUL), midgrade (89 octane) unleaded gasoline (MID), premium (91 octane) unleaded gasoline (PUL), and 10% ethanol blended gasoline (E-10), all conforming to the relevant Specifications, excluding any proprietary additive of Buyer, if any;

(o)	“Home Heat Business” means the business of supplying heating oil and related Petroleum Products to end-user residential and small commercial customers in Canada;

(p)	“Home Heat Distillate Volume Allocation” means [*.*] litres of Distillates, subject to adjustment as provided in Section 3 of this Agreement;

(q)	“Location Differential” is defined in Section 4.6;

(r)	“Marks” means the registered trademarks, service marks, symbols and designs listed in the attached Schedule L;

(s)	“Monthly Contract Volume” means for each Product, at each Delivery Location, for each calendar month during the year, the relevant volume set forth on Schedule C;

(t)	“NYH” means the New York Harbour Argus close quotation;

(u)	“OBG” means the Bloomberg Oil Buyer’s Guide (or an equivalent substitute report, upon notice by Seller to Buyer);

(v)	“[*.*]Price” means, for a given [*.*], for a given [*.*], the [*.*] Price, less the [*.*];

(w)	“[*.*]Price” means, for a given [*.*] for a given [*.*], the [*.*] of all [*.*], as reflected in the OBG at that [*.*];

(x)	“[*.*]” means [*.*] cpl, subject to adjustment as provided in Section[*.*];

(y)	“[*.*]Locations” means the following Delivery Locations: [*.*] ([*.*],[*.*] & [*.*]),[*.*] and [*.*];

(z)	“[*.*]” means the[*.*] (or an equivalent substitute report in the event Seller changes [*.*] upon notice by Seller to Buyer);

(aa)	“Party” means, either Buyer, or Seller, as applicable, and “Parties” means Buyer and Seller, collectively;

(bb)	“Petroleum Products” or “Products” means Gasolines and Distillates;

(cc)	“Product Group” means each of Distillates and Gasolines;

(dd)	“Product Price” is defined in Section 4.1;

(ee)	“[*.*]” is defined in Section 4.5;

(ff)	“Renewable Fuels Federal Legislation” means the federal regulation adopted pursuant to the Canadian Environmental Protection Act, 1999 (S.C. 1999, c. 33);

(gg)	“Retail Station Business” means the supply of Petroleum Products to and operation of the Stations by Buyer, its affiliates and/or its Dealers;

(hh)	“RVP” means Reid Vapor Pressure;

(ii)	“[*.*]Locations” means all Delivery Locations that are[*.*] - the initial list of [*.*] Locations is designated on Schedule [*.*];

(jj)	“SME” means Soy Methyl Esther;

(kk)	“Specifications” means, for each Product, the specifications set forth therefor on Schedule A attached hereto;

(ll)
“Stations” means those petroleum product service stations and/or cardlock stations located in Canada, operated by Buyer, its affiliates and/or its Dealers, but not by any other third party - the initial list of Stations is set forth on Schedule B hereto; and

(mm)	“[*.*] Locations” means all Delivery Locations other than [*.*] Locations - the initial list of [*.*] Locations is designated on Schedule [*.*].
2.    TERM

2.1
Term. This Agreement shall be in force from the Effective Date through the Expiration Date (the “Term”). This Agreement shall terminate automatically without notice at midnight on the Expiration Date, unless sooner terminated as provided for herein.

3.    PURCHASE AND SALE; VOLUME

3.1
Purchase and Sale; Monthly Contract Volume. Each calendar month during the Term, Seller agrees to sell and deliver, and the Buyer agrees to purchase and receive, no less than [*.*]% and no more than [*.*]% of the Monthly Contract Volume (the “Volume Range”) of each Product at each Delivery Location, to be used solely in the operation of Buyer’s Retail Station Business and Home Heat Business. Buyer shall take delivery of the Monthly Contract Volume on a ratable basis throughout each month during the Term and in accordance with past practices. The seasonal variations in the Monthly Contract Volume and the Delivery Locations may be adjusted by the Parties by written amendment to this Agreement, and the Parties agree to negotiate in good faith any such amendments satisfactory to both Parties acting reasonably. Within 30 days after the beginning of each Contract Year during the Term, the Parties will agree to any adjustments in the Monthly Contract Volumes for any one or more Products, including the effect on the Annual Committed Volume mix for each Product Group that will apply for that Contract Year; provided however, that if the Parties are unable to agree by that date, the volumes set forth herein shall govern. If the Parties agree to changes in the Monthly Contract Volumes for any one or more Products, the Annual Committed Volume for the affected Product Groups will be adjusted accordingly, as will the Home Heat Distillate Volume Allocation, if necessary.

3.2
Overlifting. Seller reserves the right, at any time, and from time-to-time, during any month of the Term, after written notice to Buyer, to deny access to any specific Delivery Location with respect to any Product or Products if Buyer purchases more than [*.*]% of the relevant Monthly Contract Volume of the relevant Product or Products from that Delivery Location without Seller’s prior consent. The notice to Buyer shall specify: (a) the affected Delivery Location, (b) the affected Product or Products; (c) the date where the notice becomes effective; and (d) the end-date where the denial shall cease to have any effect.

3.3
Underlifting. In addition to any other rights that Seller may have under this Agreement as a result of Buyer’s failure to purchase Products within the Volume Range, if Buyer fails to purchase at least [*.*]% of the Annual Committed Volume during any Contract Year, then Seller may, at its sole option, effective upon 15 days’ prior written notice to Buyer, permanently reduce the Monthly Contract Volume for any one or more Products and/or Delivery Locations to more accurately reflect the actual volumes being purchased by Buyer. If, and to the extent that Seller exercises this right, the Annual Committed Volume for the affected Product Groups will be adjusted accordingly, as will the Home Heat Distillate Volume Allocation, if necessary.

3.4
[*.*]. Seller may, at its sole option, at any time during the Term, by giving Buyer ninety (90) days’ prior written notice, [*.*]that portion of the Agreement attributable to the Monthly Contract Volume of [*.*] allocated to any or all of the [*.*] (the “[*.*]Volume”). At the expiration of the 90-day written notice, the relevant Monthly Contract Volumes shall be [*.*]. To the extent that Seller has yet not fully exercised the right contained in this Section 3.4, Seller shall continue to have the right with respect to any remaining Distillates Monthly Contract Volumes at any of the [*.*]. If, and to the extent that Seller exercises this right, the [*.*] will be adjusted accordingly, as will the [*.*], if necessary.

3.5
Other Delivery Locations. This Agreement covers only the purchase and sale of the Monthly Contract Volumes from the Delivery Locations. If Seller wishes to sell, and Buyer wishes to purchase, Petroleum Products at locations other than the Delivery Locations, the Parties agree to negotiate in a commercially reasonably fashion with respect to such a transaction.

4.    PRODUCT PRICING AND OTHER COSTS

4.1	Product Price. Except as otherwise expressly provided herein, for each litre of a given Product purchased, Buyer will pay (the “Product Price”):

Products	Product Price
Distillates	[*.*]
Gasolines (except E-10)	[*.*]
E-10	[*.*]

4.2	[*.*] Price. For each Product (or Product component) specified below, the “[*.*] Price” equals the [*.*] as follows ([*.*]):

Product	[*.*] Price
Distillates :
ULSDB	[*.*]
ULSDBW (seasonal)	[*.*]
ULSDA & Stove Oil	[*.*]
Furnace (F16)	[*.*]
Furnace (F25)	[*.*]
Ultra Low Sulfur Diesel (ULSD)	[*.*]
Ultra Low Sulfur Kerosene (ULSK)	[*.*]
Jet High Sulfur	[*.*]
Gasolines:
[*.*]:	[*.*]
Regular Unleaded (RUL):	[*.*]
Mid-Grade Unleaded (MID):	[*.*]
Premium Unleaded (PUL):	[*.*]
[*.*]:	[*.*]

4.3	[*.*] As of the Effective Date, the “[*.*]” shall be as follows in US cents per US gallon (UScpg):

Gasoline:	[*.*]
[*.*]
Distillates:	[*.*]
[*.*]
[*.*]:	[*.*]

4.4	[*.*]. The [*.*] component is calculated using the following formulas:
[*.*] = [([*.*] + [*.*]* UScpg) – [*.*]] x the then current mandatory % of [*.*] (currently [*.*]%), applicable on all purchased Products in specific areas covered by Renewable Fuels Federal Legislation.
[*.*]=[*.*] +[*.*]

* This number is based on Seller’s [*.*] under its [*.*], and shall be readjusted if and to the extent that Seller’s [*.*], upon written notice to Buyer.

4.5	[*.*]. “[*.*]” is a component of the [*.*] intended to account for [*.*] for Gasoline [*.*] as follows: (a) [*.*] = [*.*] cpl; (b) [*.*] Product delivered will be [*.*] vs. a [*.*].

4.6	Location Differentials. The “Location Differential” component for each Delivery Location is set out in Schedule G.

4.7
[*.*]. The [*.*] adjustments for Distillates will be established using the [*.*] table set in Schedule F and Products will be delivered to Buyer as per the effective federal and provincial legislations (e.g. [*.*]).

4.8	Pricing Review. Seller may, if the circumstances justify:

4.8.1
Adjust yearly, effective as of the first day of the following Contract Year: (a) the [*.*] to reflect any [*.*] in [*.*] by Seller; and (b) the [*.*], as further described on Schedule M. Upon request from Buyer, Seller shall provide reasonable documentation supporting any increase.

4.8.2	Adjust yearly, effective as of the first day of the following Contract Year, using [*.*] as published by [*.*], the “[*.*]” (as set forth on Schedule G) at [*.*].

4.8.3
Adjust by notice to Buyer, but no more often than monthly, effective as of the first day of the calendar month following the notice, any one or more of the following to reflect increases in third party costs incurred by Seller: (a) any other components of the Location Differential ([*.*]); (b) Locations Differentials for [*.*]; (c) the [*.*] for [*.*]; (d) the [*.*]; and/or (e) any other component of [*.*] (for all Products other than [*.*]) that is solely based on [*.*] by Seller (which will have the effect of adjusting the [*.*]). Upon request from Buyer, Seller shall provide reasonable documentation supporting any increase under this subsection.

4.8.4	Adjust the [*.*] to reflect any technical changes to the market provided that the adjustment causes the [*.*] to equal to the [*.*] immediately prior to such technical changes becoming effective.
If any [*.*] used in Section[*.*] becomes no longer applicable due to, amongst other, a lack of [*.*], Seller may, at its own choosing, change such [*.*] the closest representative [*.*].

4.9
[*.*] Locations. Notwithstanding anything to the contrary contained herein, at each of the [*.*] Locations, Buyer will, at all times during the Term, for Distillates, pay the [*.*] of: (i) [*.*]or, (ii) [*.*]. The price that is [*.*] by Buyer under this Section 4.9 will be deemed to be the “[*.*]” for purposes of Schedule E calculations.

4.10
Daily Product Price Notices. Seller will provide daily email or fax notice to Buyer of the each day’s Product Prices. The Buyer is deemed to have accepted the Product Price by taking delivery of the Petroleum Products.

4.11
Excess Volume Price. It is the intent of this provision that the Parties will negotiate in good faith, acting commercially reasonably, on the purchase price of any Products in excess of the Annual Committed Volume. Should the Parties fail to agree, the price for any volume of a given Product Group purchased by Buyer for the relevant Contract Year in excess of [*.*]% of the Annual Committed Volume for that Product Group will be reconciled at the end of each Contract Year using the prices set out in Schedule E, and the excess amount will be billed to Buyer and due in accordance with the Payment Terms upon invoice.

4.12
Underlift Surcharge. If, in a given Contract Year, Buyer fails to purchase at least [*.*]% of the Annual Committed Volume for a Product Group, a price surcharge shall be applied to the volume of Products in that Product Group purchased by Buyer during that Contract Year, as set out in Schedule D hereto (“Underlift Surcharge”). The Underlift Surcharge will be billed to Buyer and due in accordance with the Payment Terms upon invoice. If, in a given Contract Year, Buyer purchases less than [*.*]%, but more than [*.*]% of the Annual Committed Volume for a Product Group, then Seller’s [*.*] shall be to [*.*] the [*.*]. If, in a given Contract Year, Buyer fails to purchase at least [*.*]% of the Annual Committed Volume for a Product Group, then Seller’s [*.*]shall be, at its sole discretion, to either: (a) exercise its right to reduce the Annual Committed Volume for the relevant Product Group as further provided in Section 3.3; or (b) [*.*]the [*.*]

5.    METHOD AND PLACE OF DELIVERY

5.1
The Products will be delivered EXW the Seller’s nominated loading racks at each relevant Delivery Location. Seller shall provide to each Carrier loading cards and the Buyer agrees to pay for the total volume of Petroleum Products loaded under said cards by its Carriers. No Carrier will be entitled to enter a given Delivery Location facility unless and until the Carrier enters into a written facility access agreement with the operator thereof and provides all necessary documentation, including, without limitation, certificates evidencing required insurance coverages, as required thereby, in the Delivery Location operator’s discretion. Unless a delivery location is not equipped with the automatic temperature compensation equipment, all deliveries of Products will be made volume – corrected to 15°Celsius.

5.2
At Buyer’s request, Seller may agree to deliver the Petroleum Products to each of Buyer’s Stations and/or Home Heat bulk plants; provided however, that title and risk shall still pass as provided in Section 5.1, and Seller’s agreement to deliver is expressly conditioned upon the Parties entering into a separate transportation agreement addressing matters related to delivery and payment therefor (a “Transportation Agreement”). On the Effective Date, Buyer and Seller will enter into a Transportation Agreement for delivery of certain Products in the Atlantic Provinces, as further detailed therein.

6.    [*.*]
If Buyer intends to Transfer (as defined in Section 12 of Schedule I) the [*.*] (a “[*.*]”), then it shall provide written notice to Seller thereof in accordance with Section 12 of Schedule I; provided however, that this Section 6 shall supersede that provision to the extent it conflicts with it. Upon receipt of notice of a proposed [*.*], Seller may, at its sole option, upon written notice to Buyer within 30 days after receipt of both the notice from Buyer and all required documentation related to the [*.*] required under Section 12(B) of Schedule I, either: (i) approve the partial assignment of this Agreement to the proposed Transferee, in which case, at Buyer’s direction, as of the date of the partial assignment, either: (A) the [*.*] will be assigned to the Transferee [*.*] or (B) the [*.*] will be terminated, or (ii) [*.*] with regard to the [*.*], upon which [*.*] will also terminate as of the same date. In either case, upon the consummation of the [*.*], the Monthly Contract Volume and the Annual Committed Distillates Volume will be adjusted to eliminate the [*.*]. Seller agrees to reasonably cooperate and negotiate with Buyer in the event that Buyer [*.*] the [*.*] within respect to a particular [*.*], but Seller’s discretion under Section 12 of Schedule I to approve any such Transfer is not limited, and in no event shall Seller be required to assign the [*.*] in connection with such a Transfer if Seller does approve such a Transfer.
7.    TRADEMARK LICENSE AGREEMENTS
Attached as Schedule J hereto and forming part of this Agreement is the Retail Stations Business - Trademark License Agreement (the “Retail TLA”), which contains agreements of the Parties with respect to Seller’s license of the Marks to Buyer in connection with Buyer’s Retail Station Business. Attached as Schedule K hereto and forming part of this Agreement is the Home Heat Business - Trademark License Agreement (the “Home Heat TLA”), which contains agreements of the Parties with respect to Seller’s license of the Marks to Buyer in connection with Buyer’s Home Heat Business.

8.	BUYER’S OPTION TO PURCHASE THE MARKS

8.1
Definitions. As used herein, the term “Marks Purchase Price” means the fair market value of the Marks as of the date on which the Marks Purchase Price is established, which will be determined by an independent and qualified appraiser (the “Appraiser”) chosen by Seller. The Appraiser’s fee will be split evenly between Seller and Buyer. Upon receiving the report of the Marks Purchase Price from the Appraiser, each of Buyer and Seller have 10 days (the “Appraisal Review Period”) to object to the Marks Purchase Price, by written notice to the other. If neither party objects as provided during the Appraisal Review Period, then the Apprasier’s report of the Marks Purchase Price shall be the Marks Purchase Price hereunder. If either Buyer or Seller (or both) objects during the Appraisal Review Period, then Buyer and Seller shall attempt in good faith to agree upon the Marks Purchase Price - if Buyer and Seller agree, their agreed value shall be the Marks Purchase Price, and if they fail to do so within 10 days after the Appraisal Review Period, then the parties shall jointly engage (and jointly pay) a second appraiser (the “Second Appraiser”) who will also provide a report of its determination of the Marks Purchase Price, and the Marks Purchase Price will be the average of the Marks Purchase Price as determined by the Appraiser and the Marks Purchase Price as determined by the Second Appraiser (the “Averaged Method”).

8.2
Option. Buyer shall be entitled to, and Seller hereby grants to Buyer an option, on the terms and conditions set forth in this Section 8 (the “Marks Purchase Option”), to purchase the Marks from Seller at a price equal to the Marks Purchase Price. Buyer shall have the right to exercise the Marks Purchase Option at any time during the Term prior to the earlier of: (a) the Expiration Date; or (b) the date on which the Exclusive Period under the Retail TLA ends (the “Marks Purchase Option Period”). To exercise the Marks Purchase Option, Buyer shall deliver to Seller during the Marks Purchase Option Period notice in writing of its intention to exercise the Marks Purchase Option (the “Exercise Notice”), and upon receipt thereof by Seller, the Marks Purchase Price will be determined as described in Section 8.1. If the Marks Purchase Price is determined by the Averaged Method, then Buyer shall have 10 days after the receipt of the report of the Second Appraiser in which to notify Seller in writing if Buyer intends to revoke its Exercise Notice. If Buyer revokes the Exercise Notice, it shall be responsible for the payment of both the Appraiser and the Second Appraiser, and the Marks Purchase Price established by the Averaged Method shall be in effect for 1 year after Buyer revokes its Exercise Notice such that if Buyer delivers an Exercise Notice again within that 1-year period, the Marks Purchase Price shall be the already established sum. If Buyer and Seller mutually agree upon the Marks Purchase Price (as provided in Section 8.1), or the Marks Purchase Price is established by the Averaged Method and Buyer doesn’t revoke the Exercise Notice, then Buyer and Seller will negotiate in good faith to reach and execute written agreements documenting: (i) the conveyance of the Marks to Buyer; (ii) retained licenses by Seller necessary to continue to operate its businesses other than the Retail Station Business and the Home Heat Business using the Marks; (iii) if there has been a [*.*] that includes [*.*] of the [*.*], retained licenses by Seller necessary to continue to [*.*] the [*.*] thereof, per the terms of the [*.*], as modified as of the date that the Marks Purchase Option is exercised; and (iv) other agreements that are necessary in light of the use of the Marks by both Buyer and Seller at that time.
9.    TERMS AND MODE OF PAYMENT

9.1
Payment for the Petroleum Products purchased hereunder shall be made ten (10) days after the date of delivery and [*.*] (the “Payment Terms”). Seller reserves the right, upon written notice to Buyer, to modify the number of calendar days in which payment must be made if Seller reduces the number of days offered to its customers as standard payment terms from 10 calendar days; provided however, that if Seller does reduce the number of calendar days in which payment must be made by its customers generally, the change will not be effective for at least [*.*] days after the date on which Seller provides the notice to Buyer of the change. Any unpaid amount will bear interest at the rate of [*.*]. The interest charged will be calculated daily, from the due date to the date that payment is received by Seller.

9.2    Payment shall be made by bank wire transfer at the following place of payment:
[*.*]
Details of the payment
should be sent to:             banking@ultramar.ca

9.3    Credit.

9.3.1
Unsecured Credit Line; Credit Limit. So long as CST Brands, Inc., Buyer’s ultimate publicly-traded parent company, delivers an executed Guaranty Agreement, in a form acceptable to VMSC prior to the Effective Date, Seller shall provide Buyer in connection with the purchase of Products under this Agreement, a line of credit, available to Buyer without the requirement of additional security, except as otherwise expressly provided in this Section, the amount of which is referred to herein as the “Unsecured Credit Line”. Prior to the earlier of: (i) [•], 2014; and/or (ii) the date on which [*.*] (either of which is referred to as the “Credit Line Trigger Date”), the Unsecured Credit Line shall be at least for an amount equal to the amount required to [*.*] on the payment terms set forth in Section 9.1. After the Credit Line Trigger Date occurs, and at any time thereafter during the Term, Seller, in its sole discretion, may adjust the amount of the Unsecured Credit Line with effect immediately upon notice to Buyer. The Unsecured Credit Line, together with any additional credit granted to Buyer under this Section is referred to herein as the “Credit Limit.” Seller shall not be required to extend credit to Buyer for purchases under this Agreement in excess of the Credit Limit, and has the right to require pre-payment for purchases of Products under this Agreement in excess of the Credit Limit, or to require additional security therefor. If at any time the Credit Limit granted by Seller to Buyer is insufficient to cover the purchase of the volumes of Products on the Payment Terms specified by this Agreement, then Seller may shorten the number of days given to pay under Section 9.2 in order to ensure that the outstanding balance for purchases of Products is less than the Credit Limit.

9.3.2
Letter of Credit. If and when Buyer delivers and thereafter continues to provide a valid and acceptable irrevocable standby letter of credit issued by an A-rated bank reasonably acceptable to Seller (the “Letter of Credit”), Seller agrees to increase the Credit Limit by [*.*]% [*.*] Letter of Credit (the “LOC Secured Credit”). Notwithstanding anything to the contrary contained herein, if the amount of the Letter of Credit actually provided to Seller under this Agreement is increased or decreased at any time, the Credit Limit shall be periodically adjusted as required so the amount of the LOC Secured Credit is added to the Unsecured Credit Line to determine the Credit Limit. All bank charges related to the Letter of Credit are for the account of Buyer. Any Letter of Credit (or subsequent equivalent replacements) in place at the time of the expiration or earlier termination of this Agreement shall be kept in place until 30 days after the relevant expiration/termination date.

9.3.3
Credit Requirements In Connection with Additional Volume. Notwithstanding anything to the contrary contained herein, in connection with adding any additional volume under this Agreement, then Seller’s consent will be expressly conditioned upon Buyer increasing the LOC Secured Credit in an amount necessary to ensure that the Credit Limit is adequate to all for all purchases of Products after such increase in volume is made.

9.3.4
Periodic Review of Buyer’s Financial Status. Buyer agrees to provide to Seller audited annual financial statements of Buyer and any guarantor of Buyer’s obligations under this Agreement, specifically including, but not limited to, CST Brands, Inc. (the “Guarantor”), if any, no later than six months after the end of the relevant company’s fiscal year, as well as such additional financial information as Seller may reasonably request from time-to-time. If Buyer’s provided financial information reflects a materially changed financial position of either Buyer or any

Guarantor, or if at any time Seller has other credible information that the financial position of either Buyer or any Guarantor has materially changed, then, except as otherwise expressly provided herein, Seller has the right to adjust the Unsecured Credit Line, based on its standard credit criteria and guidelines.
10.    PRODUCT QUALITY; SPECIFICATIONS

10.1
Warranties. The Seller represents and warrants that: (a) as of the date of delivery of the Products hereunder, Seller has good title to the Products sold and delivered, free and clear of any liens or encumbrances, other than taxes that are due by Buyer and governmental and statutory liens securing payments not yet due and payable; (b) Seller has full right and authority to transfer such title of such Products to Buyer; and (c) the Products conform to the Specifications. No other warranties, conditions or representations other than those contained in this clause are made expressly or implied by statute, law or otherwise.

10.2
Future Change in Quality Specifications. The Parties recognize that during the Term there might be significant changes to any of the Specifications due to industry initiative and/or applicable Laws. If Seller anticipates a change in Specifications, it shall inform Buyer of such contemplated change and both Parties will meet and agree on the appropriate Price adjustment which will apply, using principles of market-based pricing as used in this Agreement.

10.3
Indemnity. SUBJECT TO APPLICABLE QUEBEC LAW, SELLER AND BUYER MUTUALLY COVENANT TO AND SHALL PROTECT, DEFEND, INDEMNIFY AND HOLD EACH OTHER AND THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, AGENTS AND CONTRACTORS HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, SUITS, LOSSES (INCLUDING WITHOUT LIMITATION, COSTS OF DEFENSE, ATTORNEYS’ FEES, PENALTIES AND INTEREST), DAMAGES, CAUSES OF ACTION AND LIABILITY OF EVERY TYPE AND CHARACTER WITHOUT REGARD TO AMOUNT (TOGETHER, “LOSSES”) CAUSED BY, ARISING OUT OF OR RESULTING FROM THE ACTS OR OMISSIONS OF NEGLIGENCE OR WRONGDOING OF SUCH INDEMNIFYING PARTY, ITS OFFICERS, EMPLOYEES, CONTRACTORS OR AGENTS WITH RESPECT TO THE PURCHASE, SALE OR EXCHANGE OF PRODUCTS HEREUNDER, EXCEPT TO THE EXTENT SUCH LOSSES ARE CAUSED BY, ARISE OUT OF OR RESULT FROM THE ACTS OR OMISSIONS OF NEGLIGENCE OR WRONGDOING OF THE INDEMNIFIED PARTY.

11.	ALLOCATION
If for any reason including force majeure, Seller, in its opinion, believes its available supply of any Product or grade of Product at any one or more Delivery Location is, or may be, insufficient to meet the demands of Seller and its customers, then Seller, to the extent that it [*.*], will allocate among its customers its available supply in an equitable manner as Seller may determine to be reasonable, given each of its [*.*]; provided however, with respect to allocation at [*.*], Seller shall only be required to do so if and to the extent that the [*.*] required to do so. If Seller finds it necessary to avail itself of any of the provisions of this Section, this Agreement shall not be extended thereby, nor shall Seller be required to make up any quantity or deliveries omitted pursuant thereto, but in any month in which an allocation occurs that results in Buyer not being able to purchase any one or more Products from any one or more Delivery Locations, the Monthly Contract Volume for the relevant Product or Products at the relevant allocated Delivery Locations shall be adjusted by an equal amount for the month in which the allocation occurs, and if an allocation situation occurs with respect to a given Product for more than [*.*] days the Parties shall negotiate in good faith to agree upon an appropriate reduction in the Annual Committed Volume for the relevant Product Groups, for the Contract Year in which the allocation occurs only. Nothing herein shall excuse Buyer from paying Seller when due all amounts payable hereunder or fully comply with any other terms and conditions of this Agreement.
12.    NOTICES.

12.1
Any notice or other document required or permitted to be given by one Party to the other Party pursuant to this Agreement (“Notice”), if no particular manner or time is specified in which it is to be given, will be made in advance within a reasonable time, in writing, and will be given by courier, registered mail, delivered by hand or transmitted by fax where confirmation of transmission is provided.

12.2	All Notices must be addressed to the parties as follows:

If to Seller: 2200 McGill College Ave. Montreal, Qc H3A 3L3 Attn: Vice President, Wholesale Fax: (514) 499-[*.*] Phone: (514)499-[*.*] With copy to: Legal Department at: legalaffairs@ultramar.ca	If to Buyer: 2200 McGill College Ave. Montreal, Qc H3A 3L3 Attn: [*.*], VP Motorist Network Fax: 514-380-[*.*] Phone: 514-499-[*.*]

12.3.	Each Party will have the right from time to time to change any of its particulars as set out in this Agreement by giving Notice in accordance with this Article.

12.4	Any Notice given in accordance with the foregoing provisions will be conclusively deemed received:

12.4.1	If delivered by courier: if delivered on a business day before 5:00 pm at the addressed location, then on that day; in any other case, then on the next business day;

12.4.2	If delivered by hand: if given to the person to whose attention such Notice is addressed, then at the time of delivery;

12.4.3	If by registered mail: on the fourth (4th) business day following mailing of such Notice to the postal address of the Party to which such Notice is directed; or

12.4.4.
If delivered by fax where confirmation of transmission of fax is: if transmission is received on a business day before 5:00 pm at the addressed location, then on that day; in any other case, then on the next business day

13.    CONFIDENTIALITY

13.1
Each Party acknowledges that the other will be disclosing confidential information and trade secrets. Each Party further acknowledges that it will gain knowledge of, and access to, the other Party’s processes, know-how and other proprietary information (collectively, the “Confidential Information”). Each Party acknowledges that at all times and in all respects the Confidential Information of the other Party is a trade secret of such Party.

13.2
Each Party will use the Confidential Information only for the purposes of carrying out activities permitted in accordance with this Agreement, will maintain the confidentiality of the Confidential Information, and will not disclose it to any person except that each Party may disclose Confidential Information to its directors, officers, shareholders, employees, agents on a need-to-know basis in connection with the performance of this Agreement provided that the disclosing Party causes each of them to maintain the confidentiality of the Confidential Information and is responsible for any failure by any of them to keep Confidential Information confidential. Upon termination of this Agreement, each Party will return promptly to the other (or at the returning Party’s option, destroy) at its own expense all Confidential Information and will not make any further use thereof for any purpose. Upon request, the returning Party agrees to confirm destruction of the Confidential Information of the other Party.

13.3
Neither Party shall at any time, without the other Party’s prior written consent, make available to any third party the terms of this Agreement. Notwithstanding the foregoing, each of Buyer and Seller hereby agrees that: (a) Buyer and Seller (or any direct or indirect parent or subsidiary company of either of them, as applicable) may each file this Agreement (and any amendments, supplements, addendums, schedules or exhibits hereto) with the Securities and Exchange Commission or any other applicable regulatory body as required by the law or the rules and regulations of the commission or such other body or the rules and regulation of the New York Stock Exchange, the Nasdaq Stock Market and/or any other national securities exchange on which any of Buyer, Seller or any of their respective parent or subsidiary companies then has securities listed, provided that the Party filing shall apply for confidential treatment of all economic terms (volumes, pricing, fees, etc.) set forth in this Agreement, to the full extent allowed by relevant law - which obligation to seek confidential treatment shall apply to any amendments of this Agreement, and (b) Buyer and Seller may disclose any such confidential information to the extent that they or any of their affiliates become legally compelled to disclose such information (by deposition, interrogatory, request for documents, subpoena, civil investigation, demand, order or other legal process), provided that the disclosing Party: (i) promptly notifies the other Party prior to any such disclosure to the extent practicable and (ii) cooperates with the other Party (at such other Party’s sole expense) in any attempts it may make to obtain a protective order or other appropriate assurance that confidential treatment will be afforded such information. In addition to the foregoing, each Party will first give the other Party notice and the opportunity to review and comment upon any public disclosure, statement or press release (whether or not required by law, regulation, or stock exchange rule) about the “deal” created by this Agreement, and/or the relationship between the Parties prior to the disclosure to any third party, and the Parties shall agree as to the content and timing of any such disclosure, statement or press release prior to its release, subject to: (i) deadlines imposed by applicable law for public reporting and (ii) each Party’s right to comply with its disclosure obligations in accordance with the opinion of its counsel. Notice shall be provided at a time sufficient to allow a reasonable opportunity for review and discussion in advance of such statutory or regulatory deadline, specifically with respect to the disclosure of the text or specific terms of this Agreement. This provision shall survive the termination or expiration of this Agreement for a period of one (1) year.

14.    CURRENCY; CONVERSION

Unless otherwise specified, all references to money amounts are to lawful currency of Canada. The Base price, where specified in US currency shall be calculated in US cents per gallon (UScpg) and shall then be added together and converted to Canadian Dollars and liters. Conversion from U.S. to Canadian currency shall be calculated using the daily Bank of Canada noon rate of the previous day Product was delivered. In the event that the Bank of Canada is closed for normal business then the Bank of Canada noon rate for the immediately preceding business day, for which a published quote is available, shall be used.
15.    APPLICABLE LAW
This Agreement shall be governed by and construed in accordance with the laws of the Province of Quebec and the laws of Canada applicable therein and each Party irrevocably submits to the jurisdiction of the courts of that Province.
16.    PREAMBLE
The preamble forms an integral part of this Agreement.

17.    ENTIRE AGREEMENT
This Agreement contains the entire agreement between the parties relating to the subject matter hereof and there are no promises, representations, understandings, terms or conditions in that regard that are not set forth herein.
18.    SEVERABILITY
Should any provision of this Agreement be held to be illegal or unenforceable it shall be considered separate and severable from the remaining provisions of this Agreement which shall remain in force and continue to be binding upon the parties hereto as though the said illegal or unenforceable provision had never been included herein.
19.    INUREMENT
This Agreement shall inure to the benefit of and be binding upon the parties hereto and each of their respective assigns.
20.    GENERAL TERMS AND CONDITIONS
Attached as Schedule I hereto and forming part of this Agreement are the Seller’s General Terms and Conditions. In the case of inconsistency between the terms of this Agreement and the General Terms and Conditions, the former will prevail.
21.    WAIVER OF EARLY TERMINATION RIGHTS
The Parties hereby specifically renounce to the provisions of Section 2125 et als of the Civil Code of Québec.
IN WITNESS WHEREOF, the parties have executed this Agreement to be effective for all purposes as of the Effective Date.

CST Canada Co.	ULTRAMAR LTD.

Name:	Name:
Title:	Title:

SCHEDULE A

PETROLEUM PRODUCTS SPECIFICATIONS

Valero product specifications as of [•] 2013 are posted on Seller’s website.
Product Specifications: Valero product specifications shall meet all applicable municipal, federal and provincial government regulations and standards, and unless agreed otherwise in writing, shall meet or exceed the Canadian Government Standards Board (“CGSB”) specifications and requirements.
Product Specifications at Third Party Locations: Both Parties acknowledge that at certain delivery locations, third parties will operate the facilities and control the quality of products and the products specifications at the delivery locations. At those delivery locations, both Parties agree to accept product at the quality defined by the then current product specifications of the third party supplier. Such specifications may be amended from time to time.

Schedule A - Page 1

SCHEDULE B

INITIAL STATIONS

Location	Type	Ownership	Address
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]

Schedule B - Page 1

Location	Type	Ownership	Address
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]

Schedule B - Page 2

Location	Type	Ownership	Address
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]

Schedule B - Page 3

Location	Type	Ownership	Address
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]

Schedule B - Page 4

Location	Type	Ownership	Address
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]

Schedule B - Page 5

Location	Type	Ownership	Address
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]

Schedule B - Page 6

Location	Type	Ownership	Address
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]

Schedule B - Page 7

Location	Type	Ownership	Address
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]

Schedule B - Page 8

Location	Type	Ownership	Address
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]

Schedule B - Page 9

Location	Type	Ownership	Address
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]

Schedule B - Page 10

Location	Type	Ownership	Address
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]

Schedule B - Page 11

Location	Type	Ownership	Address
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]

Schedule B - Page 12

Location	Type	Ownership	Address
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]

Schedule B - Page 13

Location	Type	Ownership	Address
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]

Schedule B - Page 14

Location	Type	Ownership	Address
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]

Schedule B - Page 15

Location	Type	Ownership	Address
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]

Schedule B - Page 16

Location	Type	Ownership	Address
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
Schedule B - Page 17

Location	Type	Ownership	Address
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]

[End of Schedule B]

Schedule B - Page 18

SCHEDULE C
DELIVERY LOCATIONS, GRADES AND VOLUMES

Annual
Quebec
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Ontario
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Maritimes
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Newfoundland
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 1

[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Total		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 2

January
Quebec
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Ontario
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Maritimes
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Newfoundland
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 3

[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Total		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 4

February
Quebec
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Ontario
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Maritimes
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Newfoundland
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 5

[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Total		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

March
Quebec
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Ontario
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Maritimes
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 6

Newfoundland
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Total		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 7

April
Quebec
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Ontario
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Maritimes
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Newfoundland
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 8

[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Total		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 9

May
Quebec
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Ontario
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Maritimes
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Newfoundland
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 10

[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Total		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 11

June
Quebec
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Ontario
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Maritimes
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Newfoundland
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Schedule C - Page 12

[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Total		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 13

July
Quebec
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Ontario
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Maritimes
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Newfoundland
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 14

[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Total		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 15

August
Quebec
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Ontario
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Maritimes
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Newfoundland
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 16

[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Total		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 17

September
Quebec
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Ontario
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Maritimes
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Newfoundland
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 18

[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Total		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 19

October
Quebec
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Ontario
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Maritimes
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Newfoundland
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 20

[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Total		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 21

November
Quebec
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Ontario
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Maritimes
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Newfoundland
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 22

[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Total		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 23

December
Quebec
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Ontario
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Maritimes
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Newfoundland
Origination Plant	term	RUL	E10	PUL	FFO	ULSD-B	ULSD-A	Total
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 24

[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Total		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule C - Page 25

SCHEDULE D

UNDERLIFT SURCHARGES
(in $ per litre)

If Buyer purchases:			The following surcharge will be assessed for each litre purchased:

[*.*]% to [*.*]% of the Annual Committed Volume			surcharge of		[*.*]	$ per litre

[*.*]% to [*.*]% of the Annual Committed Volume			surcharge of		[*.*]	$ per litre

Below [*.*]% of the Annual Committed Volume			surcharge of		[*.*]	$ per litre

Examples:

Example A

	Annual Committed Volume		Actual Volume Purchased
	Gasoline	Distillate	Gasoline	Distillate

in KL	[*.*]	[*.*]	[*.*]	[*.*]
			[*.*]%	[*.*]%

Surcharge in $ per litre			[*.*]	[*.*]

Surcharge in $			[*.*] $	[*.*] $

Example B

	Annual Committed Volume		Actual Volume Purchased
	Gasoline	Distillate	Gasoline	Distillate

in KL	[*.*]	[*.*]	[*.*]	[*.*]
			[*.*]%	[*.*]%

Surcharge in $ per litre			[*.*]	[*.*]

Surcharge in $			[*.*] $	[*.*] $

[End of Schedule D]

Schedule D - Page 1

SCHEDULE E

EXCESS VOLUME PRICE

Gasolines:

[*.*] ML	Product Price + [*.*] cpl
[*.*] ML	Product Price + [*.*] cpl

Distillates:

[*.*] ML	Product Price + [*.*] cpl
[*.*] ML	Product Price + [*.*] cpl

[End of Schedule E]

Schedule E - Page 1

SCHEDULE F

DISTILLATE[*.*]SCHEDULE

[*.*]schedule[*.*]:

[*.*]=[*.*] cpl

[*.*] are made between [*.*] and [*.*]. The [*.*] schedule is[*.*]. Products will be delivered to the Buyer as per the effective federal and provincial legislations.

The table below represents the various % of [*.*] included in the [*.*] for [*.*].

[*.*] schedule

[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%

Schedule F - Page 1

The table below represents the various % of [*.*] included in the [*.*] ([*.*]) for [*.*].

[*.*] schedule

[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
* [*.*] refers to [*.*] in the relevant [*.*] schedule

[*.*] schedule Table
The table below represents the various % of [*.*] included in the [*.*] for [*.*].

Schedule F - Page 2

[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%
[*.*]	[*.*]	[*.*]%	[*.*]%

[End of Schedule F]

Schedule F - Page 3

SCHEDULE G
DELIVERY LOCATION DIFFERENTIALS

Plant	Description	Type	Terminal Fee (cpl)	Other Fees	Loc. Diff (cpl)
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Schedule G - Page 1

Plant	Description	Type	Terminal Fee (cpl)	Other Fees	Loc. Diff (cpl)
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

[End of Schedule G]

Schedule G - Page 2

SCHEDULE H

[*.*]RESULTS IN SUPPLY- [*.*]
[*.*] (USCpg)

Terminal	Jan	Feb	March	April	May	June	July	August	Sept	Oct	Nov	Dec	TOTAL
[*.*] (Cpl)
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Average All Terminals	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

[*.*] (USCpg)
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Average All Terminals	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

[End of Schedule H]

Schedule H - Page 1

SCHEDULE I

ULTRAMAR LTD.

GENERAL TERMS AND CONDITIONS

1.    Measurements and Tests

The volumes of petroleum products (“Product”) being sold and/or delivered shall be measured using the methods set out below.

(a)	Tank trucks:	By tank truck gauges, or loading rack meters, with volumes corrected for temperature based on the temperature of the Product being loaded.
(b)	Tank cars:
By loading rack meters and, in the absence of these, by tank car gauging devices (either permanent or portable) and corresponding outage tables to establish gross litres, with volumes corrected for temperature based on the temperature of the Product being loaded.

(c)	Marine Tankers:
For Product delivered by marine tanker to the receiving party’s shore tanks, quantities shall be determined by tank measurement for such shore tanks, with volumes in each tank corrected for temperature based on the average temperature of each such receiving tank before and after delivery.

For Product delivered into market tankers, quantities shall be determined by the delivering party’s calibrated dock meters and, in the absence of these, by such party’s shore tank measurement, with volumes in each tank corrected for temperature based on the average temperature of each such supplying tank before and after delivery.

(d)	Third Party Pipelines:
For Product delivered into a third party pipeline, quantities shall be determined by the pipeline company’s meter tickets, with the volumes corrected for temperature based on the average temperature of the Product delivered into the pipeline.

For Product delivered out of a third party pipeline, quantities shall be determined by the pipeline company’s meter ticket, and in the absence of this, by the receiving party’s tank measurement, with volumes of Product corrected for temperature based on the average temperature of the Product received from the pipeline, if available; otherwise, based on the average temperature of each of the receiving tanks into which the Product was delivered, determined before and after delivery.

Schedule I - Page 1

Each meter shall be a positive displacement meter conforming to the requirements of the Weights and Measures Act (Canada).

Where a meter is not available either party shall have the right to require an independent inspector for purposes of verification of the volume of Product delivered or received. The selection of the independent inspector shall be mutually agreed upon. The cost of such independent inspector shall be shared equally by both parties. In those instances where an independent inspector is utilized, the delivered volumes in accordance with this Agreement, as determined by the independent inspector, shall govern the transaction.

In the event that measurement is by meter, then prior to the volumes of Product being corrected for temperature, such volumes of Product shall be corrected by the appropriate meter factor for such meters determined by verification of meter calibration (“Meter Proving”). Meter Proving for all meters will be conducted at least once each year on all meters used to determine volumes of Product, by an independent Meter Proving company using the latest industry practices and API standards. The party which owns or has control over the meter shall select an independent Meter Proving company (“Independent Meter Proving Company”) to cause the meter to be proven; provided the other party approves of such Independent Meter Proving Company, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, subject to the approval of the other party, which approval shall not be unreasonably withheld, the party who owns or has control of the meter shall have the option to do its own Meter Proving utilizing its own Meter Proving equipment and personnel, rather than using an Independent Meter Proving Company. Each party shall be:

(i)    given reasonable notice of the date and time of each such Meter Proving;

(ii)    given the opportunity to attend such Meter Proving; and

(iii)	given, if requested, copies of the Meter Proving records forthwith after same are available.

Either party may request at any time a Meter Proving by an Independent Meter Proving Company selected in accordance herewith in respect to any meters used in order to determine the meter factor accuracy and the volumes of Product delivered. The Meter Proving shall be completed within seven (7) calendar days of the nomination and approval of the Independent Meter Proving Company. The Independent Meter Proving Company shall be required to take all reasonable measures to ensure that they will not interfere with the normal course of business of the party whose Meter is being proven. The determination by such Independent Meter Proving Company shall be binding on the parties.

Whenever the measurement of Product is by tank measurement, the party who owns or controls the tank shall take a physical manual dip of the Product stored within the tank, utilizing a manual tape measurement, and compare the resultant measurement to the applicable tank size chart, which specifies the volume of Product stored at each millimetre level within the tank, in accordance with the most recent API standards.

Schedule I - Page 2

In the event that the measurement is by tank measurement, then either party may request that said measurement be done by an independent inspector. The party requesting such verification shall specify the time, date, tank to be measured and the independent inspector who shall conduct such verification, subject to the approval of the other party, which approval shall not be unreasonably withheld. The independent inspector shall be requested to take all reasonable measures to ensure that the inspection will not interfere with the normal course of business of the party whose Product is being measured by tank measurement. The determination of the independent inspector shall be binding on the parties. The cost of the independent inspector shall be shared equally by the parties.

The cost of an Independent Meter Proving Company to conduct the Meter Proving pursuant hereto shall be borne by the party requesting such verification if the resultant error does not exceed the Weights and Measures (Canada) standard of plus or minus 0.25 percent. In the event that the resultant error exceeds this standard, the cost of such Meter Proving verification shall be borne by the party who owns or has control of the meter.

Each of the tanks referred to in (c) and (d) above shall be isolated during delivery.

(e)	Product Volumes measured by weight:
In the event any volume of Product is by custom of the industry determined by weight, such as asphalt, then the procedures outlined hereinabove shall not be applied. The volume for such Products shall be determined at the source of supply by weight scale and reported on weight scale tickets in kilograms with the weight converted to litres using API metric density standards corrected for temperature including corrections for weight in air versus weight in vacuum. The owner or operator of the weight scale shall ensure that the weight scale shall be recalibrated at least once per calendar year using standard industry procedure and have a current Weights and Measures (Canada) approved seal.

All measurements shall be adjusted to a temperature of fifteen degrees celsius (15oC) in accordance with the A.S.T.M. Petroleum Measurement Table Designation D1250, Table 54B, or subsequent revisions to it. All meter tickets and bills of lading shall indicate the density of the Product as well as the loading temperature of the Product.

2.    Claims, Liability

The supplier of Product shall not be liable for any defect in quality or specifications, or shortage in volume of the Product delivered under this Agreement unless such supplier receives written notice of such defect or shortage setting out all particulars upon which the claim is based within ninety (90) days from the time of delivery of the Product in dispute.

In the event a variation in the supplier’s records of the volumes of Product supplied and the receiver’s records of volumes of Product received for any given transaction:

Schedule I - Page 3

(i)	is less than one-half of one percent (0.5%) for Products having a density equal to or greater than 790.09 kg/m³ when adjusted for any meter factor applicable and when corrected for temperature; or

(ii)	is less than three tenths of one percent (0.3%) for Products having a density less than 790.09 kg/m³, when adjusted for any meter factor applicable and when corrected for temperature;

then notwithstanding the provisions hereof, the supplying party’s record evidenced by the volume statement shall be deemed accurate and accepted as the official record of the volume of Product delivered.

In the event of a dispute as to volumes delivered, the parties shall in good faith and with due diligence attempt to reconcile their respective records so as to determine the volumes of Product delivered.

In the case of claims associated with product quality, on written request by the supplier, the receiver shall take samples of the Products upon which a claim has been initiated and shall forward the samples to the supplier’s designated laboratory for testing. If the results from the receiver’s and supplier’s laboratories vary significantly and the quality of the Product remains in dispute, the parties shall agree upon an independent laboratory and submit the Product in question to this facility for evaluation. The findings of the independent laboratory will be binding upon both parties. All costs for the independent laboratory will be shared equally between the parties.

In the event it is determined that any claim of the receiving party lodged in accordance herewith is valid, then the receiver, notwithstanding the provisions hereof, shall only be entitled to be compensated for any damages suffered in an amount equal to the lesser of:

(i)	the actual amount of the damages suffered; or

(ii)	the fair market value of the Product as of the date of delivery as determined on the open market based on the actual volume of the defective Product delivered.

The receiving party shall accept the compensation as provided hereunder, in full satisfaction for all claims, losses, damages and costs it may have whatsoever in respect to the quality of Product delivered under this Agreement.

Liability for any shortage of Product delivered shall not exceed the price, at the time of delivery of the Product, of the volume of the Product required but not delivered.

3.    Default Termination

Without prejudice to any claim for damages or any right reserved under this Agreement or applicable law, either party shall have the right to terminate this Agreement upon written notice to the other party in the event of any of the following:

Schedule I - Page 4

(a)	Failure to make payment within ten (10) days of when due; or

(b)	Failure to rectify a breach of this Agreement, (other than the obligation to pay) within fifteen (15) days written notice to that effect.

In the event either party makes an assignment or any general arrangement for the benefit of creditors, or if there are instituted by or against either party proceedings in bankruptcy or under any other insolvency law or law for reorganization, receivership or dissolution, the other party may withhold shipments or terminate this Agreement without notice.

4.    Financial Responsibility

If either party’s payments or deliveries to the other party shall be in arrears, or the financial responsibility of either party becomes impaired or unsatisfactory in the opinion of the other party, advance cash payment or satisfactory security shall be given upon demand, and shipments may be withheld by said other party until such payment or security is received. If such payment or security is not received within ten (10) days from demand therefor, the said other party demanding such payment or security may terminate this Agreement.

5.    Title and Risk of Loss

Title and risk of loss will pass to the party taking delivery as the Product being sold and/or delivered passes from equipment owned or controlled by the party making delivery, or owned or controlled by a party designated to make delivery on behalf of the party making delivery, to equipment owned or controlled by the party taking delivery, or owned or controlled by a party designated to take delivery on behalf of the party taking delivery.

6.    Invoicing and Payment

The measurement of Product delivered as set forth herein will be used for billing and payment purposes. All invoices shall be paid, by wire transfer, within the time limits set out in Section 9 of the Agreement. In the event that the payment day falls on a date that the Canadian Imperial Bank of Commerce is closed for normal business transactions in Montreal (including Saturday and Sunday), then payment may be made on the first (1st) day next ensuing on which the Canadian Imperial Bank of Commerce is open for normal business transactions.

7.    Taxes

With the exception of income tax or any tax imposed on the delivery party’s profits, a tax, duty, charge or fee, now or hereafter levied by any governmental body having jurisdiction exigible on Product by reason of the delivery thereof under this Agreement shall be paid by the receiving party in addition to any monies otherwise payable by such party under the specific contract.

Schedule I - Page 5

8.    Force Majeure

Neither party shall be liable for its failure to perform any of the terms of this Agreement, except payment obligations, by reason of events beyond its control, including but not limited to strikes, lockouts, trade disputes, Acts of God, riots or insurrection, domestic or foreign governmental action, regulation or decree, and such failure shall not give rise to any claims or legal actions of any kind including injunctive relief. The party requesting to be relieved of its obligations by reason of such events shall give notice of such event and of its discontinuance. If a condition as described above occurs or a notice thereof is received by Ultramar from its supplier(s) of crude oil or product, or in the event of a general shortage of crude oil which directly or indirectly affects Ultramar’s ability to meet its own requirements and those of its affiliated companies, Ultramar shall not be obligated to purchase or acquire crude oil or product from other sources of supply or to pay a premium price to replace supplies lost as a result of a shortage or disruption of supply and Ultramar may in its discretion allocate, withhold, reduce or suspend delivery of the quantities of Product contracted for herein and to the extent that Product is allocated, withheld, reduced or suspended, Ultramar shall be free from its obligations hereunder. Nothing in this paragraph shall be deemed to extend the term of this Agreement and Product not delivered or accepted by reason of any of the causes of this paragraph shall be deducted from the amount required by this Agreement to be delivered and received.

9.    Governmental Action

Where, by reason of any law, rule, regulation or order in respect of pricing or supply of Product(s) issued by any government or governmental authority having jurisdiction (hereinafter collectively referred to as the “Applicable Law”), either party suffers or is likely to suffer a substantial and significant disadvantage under the terms of a specific contract, and where the parties are unable to negotiate a satisfactory settlement to rectify such disadvatange, and where no remedy for such disadvantage is provided for under the specific contract, the party so affected by it may, at its option, and provided such action does not contravene the provisions of the law, terminate the specific contract, this Agreement, or both, on the earlier of the date that such disadvantage takes effect or ninety (90) days after it has given written notice. The party terminating the specific contract shall provide the other party with a signed statement from a representative of the company, which representative shall be of sufficient level of authority to enter into, on behalf of the company, a specific contract similar to the specific contract being terminated, setting out the reasons for said termination.

10.    Audit

Each party shall have the right, at its expense, to inspect, examine and audit (either itself or through a third party), at all reasonable times, but not more frequently than once each calendar year, the records and receipts of the other party which relate to its obligations under this Agreement and the specific contracts of that party, to the extent necessary to verify the accuracy of all amounts used in the calculation of the invoices. Third party auditors will be required to execute a reasonable confidentiality agreement of the party being audited before access will be given.

Schedule I - Page 6

11.    Marine Tankers

The supplier or the receiver, as the case may be, who is responsible for nominating marine tankers for the transportation of Products hereunder, shall ensure that such marine tankers have to the satisfaction of the supplier and receiver, acceptable pollution insurance.

The party nominating the marine tankers shall also ensure that all Product is covered, at such party’s expense, and to the satisfaction of the supplier and receiver, under acceptable pollution insurance.

12.    Assignment
(A)    Certain Definitions. There shall be a “Transfer” of this Agreement by Buyer if, at any time during the term of this Agreement, by a single transaction or a series of transactions, Buyer acts or undertakes to transfer, sell, assign or otherwise convey, directly or indirectly, by operation of law or otherwise, to a third party (the “Transferee”): (i) Buyer’s interest in this Agreement or any of Buyer’s rights or privileges hereunder, and/or (ii) all or substantially all of Buyer’s assets; and/or (iii) 50% or more of the ownership interest in Buyer; provided however, that so long as Buyer is a publicly held corporation, such a transfer by a series of trades in the publicly traded stock of Buyer shall not be considered to be a Transfer that is subject to the provisions of this Section 12 unless the trades result in one entity or group owning more than 50% of the ownership of Buyer.
(B)    Notice of Buyer Transfer. Buyer shall provide Seller with at least 45 days notice of any proposed Transfer and shall provide Seller with such information and documentation relating to the proposed Transfer and the proposed transferee as Seller may reasonably request, which shall include all information necessary to evaluate the qualifications of the proposed transferee, including but not limited to a copy of all agreements documenting the proposed Transfer.
(C)    Seller Consent to Buyer Transfer. Buyer may not Transfer this Agreement without Seller’s written consent, which consent shall not be unreasonably withheld. Seller shall notify Buyer in writing of its decision to grant or not grant its consent to a Transfer proposed by Buyer within 30 days after Seller receives both Buyer’s notice of the proposed Transfer and all required documentation related to the proposed Transfer required by Section 12(B) above. Notwithstanding the foregoing, where Seller’s discretion is circumscribed by applicable law, Seller may exercise such discretion to the fullest extent permitted by applicable law, so long as consent is not withheld unreasonably.
(D)    Assumption by Transferee. All Transferees shall be required to assume in writing (the “Assumption Agreement”), the outstanding obligations of the Buyer to Seller under this Agreement. The form of the Assumption Agreement must be reasonably acceptable to Seller. Within 30 days after the effective date of any Transfer, Buyer (or the Transferee) shall deliver to Seller a copy of the Assumption Agreement, executed by Buyer and the Transferee.
(E)    Assignment by Seller. This Agreement is fully assignable by Seller, either in whole or in part, provided that any such assignee must fully assume the obligations of Seller under this Agreement in writing, including in the event of a change of control. Within 30 days after the effective date of any assignment by Seller, Seller (or its transferee) shall deliver to Buyer a copy of the assumption agreement, executed by Seller and the transferee.

Schedule I - Page 7

13.    Rules and Regulations

All the terms and provisions of this Agreement shall be subject to the applicable orders, rules and regulations of all governmental authorities.

14.    Waiver Clause

No waiver by either party of any breach of the covenants or conditions contained herein to be performed by the other party shall be construed as a waiver of any succeeding breach of the same or of any other covenant or condition hereof.

15.    Timing

References to calendar dates set forth in this Agreement and any amendments hereto shall mean 7:00 a.m. of the dates indicated.

16.    Disputes

In the event of a dispute arising out of, relating to, or in connection with this Agreement, the parties irrevocably undertake to adopt the following procedure, rather than seek recourse to the courts:

(a)	The Line managers shall in the first instance use their best efforts to seek to resolve any disputes which may arise.

(b)
In the event of failure to resolve, either party may commence a dispute resolution proceeding by delivering a written notice (the “Dispute Resolution Notice”) to the other party, with copies to all other affected parties. The Dispute Resolution Notice shall set forth briefly the facts and circumstances surrounding the particular dispute, controversy or claim and the remedy being sought. The Dispute Resolution Notice shall also specify a date (the “Decision Date”), which must be on a business day not more than sixty (60) nor less than thirty (30) business days from the date of the Dispute Resolution Notice, by which the dispute must be resolved in accordance with this Agreement.

(c)
Within ten (10) business days of delivery of the Dispute Resolution Notice, the notifying party shall deliver to the Vice-President who has authority to settle the dispute, and to the corresponding officer of the recipient party, a written memorandum (a “Dispute Resolution Memorandum”) setting forth in reasonable detail the facts and circumstances surrounding the particular dispute, controversy or claim, the notifying party’s arguments with respect thereto, and the remedy being sought.

(d)
The vice-presidents of the notifying party and the recipient shall meet to resolve the dispute by the Decision Date and shall use their best efforts to do so. Their decision shall be final and binding on all parties without right of appeal; the sole and exclusive remedy regarding any dispute, controversy, claims, counter-claims, issues or accounting presented to said officers; and (if the decision requires payment) made and promptly paid in immediately available funds free of any deduction or offset. Judgment upon the decision may be entered in any court having jurisdiction over the person or assets of the party owing the judgment

Schedule I - Page 8

or application may be made to such court for a judicial acceptance of the decision and an order of enforcement as the case may be.

(e)
All aspects of the dispute resolution proceeding set forth herein, including all written material prepared or oral presentations made between or among the parties and/or the officers of the parties to the proceeding for the purposes of the proceeding are confidential to all persons, including arbitrators or a court, and inadmissible as evidence, whether or not for the purposes of impeachment, in any arbitration or litigation which directly or indirectly involves the parties. The parties will treat the subject matter of any such dispute resolution proceeding as confidential and refrain from disclosing any of the information exchanged to third parties. It is agreed that any violation of this paragraph will seriously prejudice the opposing party; by way of illustration, any such violation would be prima facie grounds for a mistrial or disqualification motion.

(f)
Only when this path has been exhausted, may either party resort to arbitration. Any arbitration shall be governed by the Arbitration rules provided for by the Québec Code of civil procedures then in force and shall be definitive and binding. The place of arbitration shall be Montréal, Province of Québec. The award shall include the costs and expenses of the prevailing party, including its reasonable legal fees, and interest from the date of any breach or other violation of this agreement to the date when the award is paid in full. The award of the arbitrator shall be the sole and exclusive remedy between the parties regarding any and all claims and counterclaims presented to the arbitrator.

[End of Schedule I]

Schedule I - Page 9

SCHEDULE J

RETAIL STATION BUSINESS TRADEMARK LICENSE AGREEMENT

Buyer and Seller agree as follows:
1.    Certain Definitions. The following capitalized terms shall have the following meanings. All other capitalized terms used herein, but not specifically defined herein shall have the meanings given to them either in this Schedule J (the “Retail TLA “), or in the Petroleum Products Supply Agreement (the “Supply Agreement”), to which this Retail TLA is attached.
“Brand Standards” means collectively, the Graphic Standards Manual, and the Petroleum Facility Prior Station Image Requirements.
“Dealer” means third parties to whom Buyer supplies Products for sale and to whom Buyer sublicenses the Marks, on the terms and conditions set forth in this Retail TLA.
“Graphic Standards Manual” means the document attached hereto as Schedule J-1.
“Identification Signs” means identification sign facings, inserts and facia bearing the Marks in accordance with the Brand Standards.
“Nonconforming Product” means petroleum product that either of Buyer or Dealer is aware are or could be contaminated, adulterated or fails to meet either the Specifications or the requirements of any governing authority or agency.
“Petroleum Facility Prior Station Image Requirements” means the document attached hereto as Schedule J-2.
“Specifications” means the specifications for the relevant Product as set forth on Schedule A to the Supply Agreement.
2.    Grant of License for Retail Station Business. Seller grants to Buyer, for the Term, a [*.*] and exclusive right to use the Marks solely in connection with the operation of the Retail Station Business, on the terms and conditions set forth in this Retail TLA (the “Retail License”). If at any time during the Term, Buyer fails to continuously use the Marks on at least [*.*], the Retail License will immediately become and for the remainder of the Term be non-exclusive - the period prior to such an event is referred to as the “Exclusive Period”, and the period from and after such an event is referred to herein as the “Non-Exclusive Period”.
3.    Reservations by Seller. Notwithstanding anything to the contrary contained herein or elsewhere in the Supply Agreement, Seller reserves and retains at all times the absolute right to: (a) use the Marks during the Term in connection with any business other than the Retail Station Business; and (b) conduct business of any kind at all times under any trademark or trade name other than the Marks. No rights to any of the Marks (or any other Marks of Seller) are granted except as expressly set out in this Retail TLA. This Retail TLA is not intended to be an assignment of the Marks from Seller to Buyer, Dealer or any other third party. All goodwill arising from the use by Buyer and/or its Dealers of the Marks shall inure solely to Seller’s benefit. Upon termination of the License, in whole or in part, for any reason, no monetary amount will be allocable to the goodwill or shall otherwise be recoverable by Buyer for such goodwill. Notwithstanding anything to the

Schedule J - Page 1

contrary contained herein, in no event will Buyer be responsible to Seller for any damages to the value of the Marks resulting from Seller’s continued use of the Marks as allowed in this Section 3.
4.    Brand Standards; Identification Signs. Only Stations that are directly operated by Buyer or one of its affiliates or that are subject to a Dealer Agreement (as defined in Section 7 below) may bear the Marks. Every Station that bears the Marks must comply with the Brand Standards; provided however, that only Stations branded prior to the Effective Date that comply with the Petroleum Facility Prior Station Image Requirements may continue to comply with those requirements, but any Stations branded after the Effective Date, must instead comply with the current requirements (as well as those already branded in accordance therewith). Any Station that bears the Marks may not bear the intellectual property of any supplier of trademarked Gasolines and Distillates to retail auto motor fueling stations. Buyer has no right to change the Brand Standards without Seller’s prior written consent. Buyer will source, at its own expense, all Identification Signs for each Station. Subject to the obligation to comply with the Brand Standards, Buyer shall have discretion and bear complete responsibility for the number, types and locations of all Identification Signs installed at a given Station, and either Buyer or its Dealers, as appropriate shall be solely responsible for paying all property taxes levied or assessed with respect to any Identification Signs, and subject to the removal requirements upon the expiration or termination of the Retail License (either in its entirety or with respect to the particular Station), shall remain the Buyer’s property at all times. Buyer agrees to, and agrees to ensure that each of its Dealers use reasonable efforts to ensure that the Marks are used in a manner consistent with the Brand Standards and all applicable laws.
5.    Product Quality. Any Products sold at Stations where the Marks are displayed must meet the Specifications. Immediately upon discovery of any Nonconforming Product at any Station bearing the Marks, Buyer must immediately stop, and shall ensure that any Dealer immediately stops, the sale of any Nonconforming Products and shall ensure that any Nonconforming Products are properly disposed of.
6.    Marketing and Website. All Buyer’s marketing activities with respect to the Marks will be at Buyer’s sole expense and shall be consistent with the Brand Standards. All Seller’s marketing activities, if any, with respect to the Marks will be at Seller’s sole expense and shall be consistent with the Brand Standards. Buyer shall deliver copies of all final advertising plans to Seller no later than 30 days after those plans are effected. Seller agrees that so long as the Retail License is exclusive to Buyer during the Term, then Seller will not put any content on “ultramar.ca” except for a link to a separate website specified by Buyer (“Buyer’s Website”), and, at Seller’s discretion, a link to a separate website for Seller’s business conducted using the Marks. The parties shall reasonably agree on the location of this link and the manner in which it redirects to Buyer’s Website.
7.    Sublicense Agreements with Buyer’s Dealers. Each agreement sublicensing to a Dealer (a “Dealer Agreement”) shall contain, and no license of the Marks to any Dealer will be effective unless and until the Dealer signs an agreement containing, at a minimum, the following: (a) a statement that makes it clear Buyer only has the rights granted under this Retail TLA and doesn’t own or otherwise control the Marks; (b) a grant to Seller of the right to inspect any premises on which Marks appear to ensure compliance with this Retail TLA; (c) an acknowledgment that all rights to the Marks automatically terminate on the date on which this Retail TLA expires or is

Schedule J - Page 2

terminated, either in its entirety or with respect to the relevant Station; (d) an acknowledgment that Seller may enforce its rights under this Agreement by injunctive relief; and (e) an express prohibition against any further sublicense or grant of any kind to use the Marks by Dealer to any third party. Upon request, Buyer shall provide copies of all Dealer Agreements to ensure compliance with these requirements (but they may be redacted to remove all information not relevant to compliance). Upon the expiration of a reasonable cure period, not to exceed 30 days, Seller has the right to require termination of any Dealer Agreement that does not comply with the terms of this Retail TLA, or the breach of which could cause Buyer to breach this Retail TLA. Buyer shall cause all Dealers to maintain the same level of quality control with respect to use of the Marks as is required by this Retail TLA, including, but not limited to compliance with Brand Standards and ensuring product quality.
8.    Seller Audit Rights; Station Default. On or before January 31 of each year during the Term, Buyer will deliver to Seller a list of all Stations bearing the Marks as of January 1 of that year, showing the full address of each Station and indicated whether it is operated by Buyer or a Dealer. Buyer grants Seller, and will ensure that each Dealer grants Seller, the right to enter and inspect each Station during normal business hours in order to determine whether Buyer is complying with the provisions of this Retail TLA, including, without limitation: (a) the level of consistency, quality and nature of Products being sold at the Station; and (b) compliance of the Station with the Brand Standards. If Seller determines that Buyer has breached this Retail TLA with respect to any Station (a “Station Breach”), it will notify Buyer in writing of the Station Breach, and Buyer will have 30 days to cure the Station Breach; provided however, that if the nature of the Station Breach is such that it cannot reasonably be cured within 30 days, and Buyer commences to cure the Station Breach within 30 days, then Buyer will have 60 days to cure the Station Breach. If Buyer fails to cure any Station Breach within the required cure period, then at the expiration of the relevant cure period, or at any time thereafter upon written notice to Buyer prior to the date on which the Station Breach is actually cured, Seller may permanently terminate the Retail License with respect to the relevant Station.
9.    Negative Covenants. Buyer agrees not to, and agrees to ensure that none of its Dealers: (a) use the Marks in connection with anything other than the operation of the Stations as part of the Retail Station Business; (b) use in its legal name any of the Marks, in whole or in part, or use any words confusingly similar to any of the Marks; (c) adopt, use, file or register any name, mark or other element anywhere in the world with any element that makes up the Marks, either as a trademark, service mark, company name, internet domain name, or any other intellectual property right, nor directly, indirectly or by omission, assist any third party in doing so, anywhere in the world; (d) use any notations or markings in connection with allowed use of the Marks, other than, whenever using the Marks in printed (including electronic) material, including customary notations to give appropriate notice of registration or other ownership rights of Seller; (e) knowingly permit any act to be done that would reasonably be expected to impair or invalidate any registration of the Marks; (f) change or create any design variations of any of the Marks, including by joining any name, mark or logo or any elements of any of those to form a composite trademark or name; and/or (g) at any time, either during the Term or after, assert the invalidity or contest Seller’s ownership of the Marks.
10.    Seller’s Warranties & Limitations. Seller represents and warrants that as of the Effective Date: (i) either it is the lawful owner of the Marks or otherwise has all rights necessary

Schedule J - Page 3

to enter into, honor and perform its obligations under this Retail TLA; and that (ii) the Marks do not infringe any third party intellectual property rights. Buyer acknowledges that Seller does not represent or warrant the adequacy or suitability of the Marks and nothing in this Retail TLA shall be construed as expressing or implying otherwise. More generally, except as expressly set forth herein, all express or implied conditions, terms, representations, and warranties including, without limitation, any warranty of fitness for use or for a particular purpose, satisfactory quality in connection with the Marks or guarantee against hidden defects are hereby excluded to the extent allowed by applicable law. Seller shall use best efforts to obtain, maintain or renew any registration for the Marks, and Buyer shall, and shall cause each of its Dealers to, reasonably cooperate with Seller in connection therewith. Buyer acknowledges that, except for Seller’s express covenants, representations and warranties in this Retail TLA, Buyer accepts to use the Marks under the terms and conditions of this Retail TLA at its own risk. As a consequence, in no event (except in relation to breach of Seller’s express covenants, representations and warranties hereunder) will Seller be liable to Buyer for any damages arising out of or in connection with the use of the Marks by Buyer.
11.    Indemnity.
a.    Buyer shall, at Buyer’s sole cost and expense defend, indemnify and hold Seller and its parent, subsidiary and affiliated companies and their respective officers, directors, employees and agents (“Seller Indemnified Parties”) harmless from and against all third party claims, demands, suits, actions, proceedings and litigation, all direct losses, costs, damages, obligations, judgments, expenses and fees, including without limitation, reasonable attorneys’ fees and expenses (collectively “Losses”), suffered or incurred by a Seller Indemnified Party arising out of or in connection with Buyer’s use or any of its licensees’ use of the Marks pursuant to this Agreement and the subject matter hereof, including without limitation, those relating to: (i) the offer or sale of the Products using the Marks; (ii) injury to or death of any person or damage to any property whatsoever; (iii) the alleged or actual violation of applicable law or regulation regarding false and/or misleading advertising, fraud, unfair trade practices and/or anti-competitive practices, in relation to the operation of the Retail Station Business; (iv) the violation by Buyer or its licensees of any applicable law, regulation or industry standard; and/or (v) the alleged or actual violation of third party rights regarding the realization and/or the release of any advertising using the Marks during the Term; provided, however, in no event shall the foregoing indemnity extend to any Losses to the extent that they arise out of a breach of Seller’s express covenants, representations and warranties hereunder (collectively, “Seller’s Actions”).
b.    Seller shall, at Seller’s sole cost and expense, defend, indemnify and hold Buyer and its parent subsidiary and affiliated companies and their respective officers, directors, employees and agents (“Buyer Indemnified Parties”) harmless from and against all Losses arising out of or in connection with Seller’s Actions; provided however, in no event shall the foregoing indemnity extend to any Losses to the extent caused by Buyer’s negligence or by Buyer’s breach of this Agreement or violation of law.
12.    Default; Remedies. Buyer acknowledges that strict compliance with the terms and conditions of this Retail TLA is a material and important part of the consideration for the Supply Agreement. Buyer further acknowledges and agrees, and shall cause its Dealers to acknowledge and agree, that any unauthorized use of the Marks by Buyer or its Dealers will inflict irreparable harm upon Seller for which there is no adequate remedy at law and that, accordingly, Seller shall

Schedule J - Page 4

be entitled to temporary and permanent injunctive relief against any breach of this Retail TLA that involves the unauthorized use of the Marks. In addition, if there is a material default by Buyer under this Retail TLA, Seller reserves the right to terminate the Retail License without terminating the Supply Agreement. Except as expressly provided herein, any limitations on liability in the Supply Agreement shall apply to the this Retail TLA; provided however, that notwithstanding any provision to the contrary contained in the Supply Agreement, there is no limitation on Buyer’s liability to Seller if Buyer willfully violates this Retail TLA and a loss of goodwill or reputation with respect to the Marks results.
13.     Station Debrand Obligations. Buyer agrees that it will, immediately after, and in no event later than 30 days after, the expiration or termination of the Retail License at any Station (the “Station Debrand Obligations”): (a) discontinue the use of the Marks at that Station; and (b) remove all Identification Signage. Buyer shall not be required to do so to the extent that it is legally prevented from accessing the relevant Station to do so by governmental or legal action or proceedings (including bankruptcy proceedings or arrangements with creditors), so long as Buyer: (i) takes all reasonable action necessary to legally access the Station, and (ii) performs the Debrand Obligations immediately upon the end of such legal prohibitions. If Buyer fails to timely perform the Station Debrand Obligations with respect to any one or more Stations, then in addition to all other remedies Seller has, Buyer grants Seller, and will ensure that each relevant Dealer grants to Seller, access to all relevant Stations, with 5 days’ notice, to remove all Marks. Furthermore, if Buyer or any Dealer fails to timely perform the Station Debrand Obligations, then in addition to all other remedies Seller has, Seller shall, be entitled to enforce any such provision by permanent injunctive or mandatory relief obtained in the superior court located in, or having jurisdiction over, the judicial district of Montréal, Province of Québec, without the necessity of posting any bond or other security, and without prejudice to or diminution of any other rights or remedies which may be available at laws or in equity. All expenses in connection with Seller’s exercise of this right will be reimbursed by Buyer, and Buyer will hold Seller harmless for any alleged physical damage to any Station in connection with removal, except if negligence or willful misconduct of Seller in connection therewith is proven.
14.    End of Retail License Term. Buyer agrees that it will, without undue delay after the entire expiration or termination of the Retail License: (i) perform the Station Debrand Obligations at every remaining Station bearing the Marks; and (ii) return to Seller or destroy all printed and electronic documents, materials, brochures, etc. bearing any of the Marks, provided that they may keep copies of historical books/records for legitimate business purposes, and documents that need to be retained at advice of counsel in connection with pending or anticipated legal disputes. Furthermore, Buyer agrees, that will not, and will not allow or permit any Dealer to, attempt to file, register or use the Marks or any trademarks, word, phrase, symbol, logo or design, or any combination of the foregoing substantially identical to or confusingly similar to the Marks. Buyer and Seller expressly agree that the obligations contained in this section shall survive the expiration or earlier termination of both this Retail TLA and/or the Supply Agreement.
15.    Action on Infringement. Buyer agrees to, and agrees to ensure that each of its Dealers notify Seller in writing of any infringements or imitations by others of the Marks of which Buyer or its Dealers become aware. Seller shall have the sole right to determine whether or not any action shall be taken on account of any alleged infringements or imitations of the Marks. Buyer shall not, and shall assure that its Dealers do not, initiate any suit or take any action on account of any such

Schedule J - Page 5

infringements or imitations without first obtaining the written consent of Seller. Buyer and its Dealers shall not be entitled to share in any proceeds received by Seller by settlement or otherwise in connection with any formal or informal action brought by Seller relating to the Marks.
16.    Miscellaneous. Buyer and Seller agree and acknowledge that Buyer is an independent contractor and not an agent and has no authority to bind Seller. In addition, Buyer acknowledges that no direct relationship exists between Seller and any Dealers and that all matters relating to the business of the Dealers shall remain the sole responsibility of Buyer and the Dealers.
[End of Schedule J]

Schedule J - Page 6

SCHEDULE J-1
COPY OF GRAPHIC STANDARDS MANUAL
CONFIDENTIAL TREATEMENT REQUESTED BY CST BRANDS, INC.

BULP11-001 • ULTRAMAR • GUIDE DE NORMES • NOUVELLE IDENTITÉ • INFO: JH
FORMAT: 8 1/2" X 11" • **VERSION**: BILINGUE • **COULEUR**: CMYK • **LIVRAISON**: DÉBUT FÉVRIER

Ultramar

CAHIER DES NORMES GRAPHIQUES

GRAPHIC STANDARDS MANUAL

JANVIER 2011

JANUARY 2011

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11-05-20 09:49

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LOGOTYPE INTÉGRAL

CONTAINED LOGO LOCKUP (CLL)

IDENTITÉ DE MARQUE
BRAND IDENTITY

03

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NOM DE L'ENTREPRISE

WORDMARK

IDENTITÉ DE MARQUE
BRAND IDENTITY

09

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A I G L E

E A G L E

IDENTITÉ DE MARQUE
BRAND IDENTITY

17

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Ultramar

APPLICATIONS DE LA MARQUE
BRAND APPLICATIONS

24

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FEUILLES DE LOGO
LOGO SHEETS

29

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LOGO ARTWORK

LOGO ARTWORK

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SCHEDULE J-2
COPY OF PETROLEUM FACILITY PRIOR STATION IMAGE REQUIREMENTS

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SCHEDULE K
HOME HEAT BUSINESS TRADEMARK LICENSE AGREEMENT
Buyer and Seller agree as follows:
1.    Certain Definitions. The following capitalized terms shall have the following meanings. All other capitalized terms used herein, but not specifically defined herein shall have the meanings given to them either in this Schedule K (the “Home Heat TLA “), or in the Petroleum Products Supply Agreement (the “Supply Agreement”), to which this Home Heat TLA is attached.
“Brand Standards” means the Home Energy – Fleet Graphics – New Image dated December 18, 2009 attached hereto as Schedule K-1.
“Delivery Contractor” means third parties under contract with Buyer to deliver, on its behalf, any Products to Home Heat Business end customers and to whom Buyer sublicenses the Marks, on the terms and conditions set forth in this Home Heat TLA.
“Identification Signs” means identification sign facings, inserts and facia bearing the Marks in accordance with the Brand Standards.
“Nonconforming Product” means Petroleum Product that Buyer is aware is or could be contaminated, adulterated or fails to meet either the Specifications or the requirements of any governing authority or agency.
“Specifications” means the specifications for the relevant Product as set forth on Schedule A to the Supply Agreement.
2.    Grant of License for Home Heat Business.
a.    Generally. Seller grants to Buyer, for the Term, a [*.*] and exclusive right (subject to the provisions of Section 2(b) below) to use the Marks solely in connection with the operation of the Home Heat Business, on the terms and conditions set forth in this Home Heat TLA (the “Home Heat License”). If at any time during the Term, [*.*], the Home Heat License will immediately become, and for the remainder of the Term be, non-exclusive - the period prior to such an event is referred to as the “Exclusive Period”, and the period from and after such an event is referred to herein as the “Non-Exclusive Period”. [*.*].
b.    [*.*]. Notwithstanding anything to the contrary contained herein, Seller shall continue to have the right to license the Marks to its existing [*.*] under agreements existing prior to the Effective Date of the Supply Agreement and shall continue to have the right to do so through [*.*].
3.    Reservations by Seller. Notwithstanding anything to the contrary contained herein or elsewhere in the Supply Agreement, Seller reserves and retains at all times the absolute right to: (a) use the Marks during the Term in connection with any business other than the Home Heat Business; and (b) conduct business of any kind at all times under any trademark or trade name other than the Marks. No rights to any of the Marks (or any other Marks of Seller) are granted except as expressly set out in this Home Heat TLA. This Home Heat TLA is not intended to be an assignment of the Marks from Seller to Buyer or any other third party. All goodwill arising from the use by Buyer of the Marks shall inure solely to Seller’s benefit. Upon termination of the License, in whole or in part, for any reason, no monetary amount will be allocable to the goodwill or shall otherwise

Schedule K - Page 1

be recoverable by Buyer for such goodwill. Notwithstanding anything to the contrary contained herein, in no event will Buyer be responsible to Seller for any damages to the value of the Marks resulting from Seller’s continued use of the Marks as allowed in this Section 3.
4.    Brand Standards; Identification Signs. Only trucks that are operated by Buyer or one of its affiliates or by its Delivery Contractors, office buildings and bulk plants that are owned by Buyer may bear the Marks. Buyer and/or each of its Delivery Contractors that bears the Marks must comply with the Brand Standards. Buyer has no right to change the Brand Standards without Seller’s prior written consent. Buyer will source, at its own expense, all Identification Signs. Subject to the obligation to comply with the Brand Standards, Buyer shall have discretion and bear complete responsibility for the number, types and locations of all Identification Signs installed at a given location, and Buyer shall be solely responsible for paying all property taxes levied or assessed with respect to any Identification Signs, and subject to the removal requirements upon the expiration or termination of the Home Heat License (either in its entirety or with respect to the particular location), shall remain the Buyer’s property at all times. Buyer agrees to use reasonable efforts to ensure that the Marks are used in a manner consistent with the Brand Standards and all applicable laws.
5.    Product Quality. Any Products sold by Buyer using the Marks must meet the Specifications. Buyer must immediately stop the sale of Nonconforming Product immediately upon discovery thereof and shall ensure that any Nonconforming Products are properly disposed of.
6.    Marketing. All Buyer’s marketing activities with respect to the Marks will be at Buyer’s sole expense and shall be consistent with the Brand Standards. All Seller’s marketing activities, if any, with respect to the Marks will be at Seller’s sole expense and shall be consistent with the Brand Standards. Buyer shall deliver copies of all final advertising plans to Seller no later than 30 days after those plans are effected.
7.    Sublicense Agreements with Buyer’s Delivery Contractors. Each agreement sublicensing to a Delivery Contractors (a “Delivery Agreement”) shall contain, and no license of the Marks to any Delivery Contractors will be effective unless and until the Delivery Contractors signs an agreement containing, at a minimum, the following: (a) a statement that makes it clear Buyer only has the rights granted under this Home Heat TLA and doesn’t own or otherwise control the Marks; (b) a grant to Seller of the right to inspect any premises or assets on which Marks appear to ensure compliance with this Home Heat TLA; (c) an acknowledgment that all rights to the Marks automatically terminate on the date on which this Home Heat TLA expires or is terminated, either in its entirety or with respect to any Delivery Contractor; and (d) an acknowledgment that Seller may enforce its rights under this Agreement by injunctive relief; and (e) an express prohibition against any further sublicense or grant of any kind to use the Marks by Delivery Contractors to any third party. Upon request, Buyer shall provide copies of all Delivery Agreements to ensure compliance with these requirements (but they may be redacted to remove all information not relevant to compliance). Upon the expiration of a reasonable cure period, not to exceed 30 days, Seller has the right to require termination of any Delivery Agreement that does not comply with the terms of this Home Heat TLA, or the breach of which could cause Buyer to breach this Home Heat TLA. Buyer shall cause all Delivery Contractors to maintain the same level of quality control with respect to use of the Marks as is required by this Home Heat TLA, including, but not limited to compliance with Brand Standards and ensuring product quality.

Schedule K - Page 2

8.    Seller Audit Rights; Delivery Contractors Default. On or before January 31 of each year during the Term, Buyer will deliver to Seller a list of all Delivery Contractors having a right to display the Marks as of January 1 of that year, showing the full address of each. Buyer shall obtain from each Delivery Contractors for the benefit of Seller the right to enter and inspect each Delivery Contractors place of business during normal business hours in order to determine whether Buyer is complying with the provisions of this Home Heat TLA, including, without limitation: (a) the level of consistency, quality and nature of Products being sold by Buyer under the Marks; and (b) compliance of the Delivery Contractor with the Brand Standards. If Seller determines that Buyer or any Delivery Contractor has breached this Home Heat TLA, it will notify Buyer in writing of such breach, and Buyer will have 30 days to cure the breach or ensure that its defaulting Delivery Contractor cures the breach; provided however, that if the nature of the breach is such that it cannot reasonably be cured within 30 days, and Buyer commences to cure the breach within 30 days, then Buyer will have 60 days to cure the breach. If Buyer or its defaulting Delivery Contractor fails to cure any breach within the required cure period, then at the expiration of the relevant cure period, or at any time thereafter upon written notice to Buyer prior to the date on which the breach is actually cured, Seller may permanently terminate the Home Heat License with respect to the relevant Delivery Contractor.
9.    Negative Covenants. Buyer agrees not to: (a) use the Marks in connection with the operation of the Home Heat Business; (b) use in its legal name any of the Marks, in whole or in part, or use any words confusingly similar to any of the Marks; (c) adopt, use, file or register any name, mark or other element anywhere in the world with any element that makes up the Marks, either as a trademark, service mark, company name, internet domain name, or any other intellectual property right, nor directly, indirectly or by omission, assist any third party in doing so, anywhere in the world; (d) use any notations or markings in connection with allowed use of the Marks, other than, whenever using the Marks in printed (including electronic) material, including customary notations to give appropriate notice of registration or other ownership rights of Seller; (e) knowingly permit any act to be done that would reasonably be expected to impair or invalidate any registration of the Marks; (f) change or create any design variations of any of the Marks, including by joining any name, mark or logo or any elements of any of those to form a composite trademark or name; and/or (g) at any time, either during the Term or after, assert the invalidity or contest Seller’s ownership of the Marks.
10.    Seller’s Warranties & Limitations. Seller represents and warrants that as of the Effective Date: (i) either it is the lawful owner of the Marks or otherwise has all rights necessary to enter into, honor and perform its obligations under this Home Heat TLA; and that (ii) the Marks do not infringe any third party intellectual property rights. Buyer acknowledges that Seller does not represent or warrant the adequacy or suitability of the Marks and nothing in this Home Heat TLA shall be construed as expressing or implying otherwise. More generally, except as expressly set forth herein, all express or implied conditions, terms, representations, and warranties including, without limitation, any warranty of fitness for use or for a particular purpose, satisfactory quality in connection with the Marks or guarantee against hidden defects are hereby excluded to the extent allowed by applicable law. Seller shall use best efforts to obtain, maintain or renew any registration for the Marks, and Buyer shall reasonably cooperate with Seller in connection therewith. Buyer acknowledges that, except for Seller’s express covenants, representations and warranties in this Home Heat TLA, Buyer accepts to use the Marks under the terms and conditions of this Home Heat

Schedule K - Page 3

TLA at its own risk. As a consequence, in no event (except in relation to breach of Seller’s express covenants, representations and warranties hereunder) will Seller be liable to Buyer for any damages arising out of or in connection with the use of the Marks by Buyer.
11.    Indemnity.
a.    Buyer shall, at Buyer’s sole cost and expense defend, indemnify and hold Seller and its parent, subsidiary and affiliated companies and their respective officers, directors, employees and agents (“Seller Indemnified Parties”) harmless from and against all third party claims, demands, suits, actions, proceedings and litigation, all direct losses, costs, damages, obligations, judgments, expenses and fees, including without limitation, reasonable attorneys’ fees and expenses (collectively “Losses”), suffered or incurred by a Seller Indemnified Party arising out of or in connection with Buyer’s use or any of its licensees’ use of the Marks pursuant to this Agreement and the subject matter hereof, including without limitation, those relating to: (i) the offer or sale of the Products using the Marks; (ii) injury to or death of any person or damage to any property whatsoever; (iii) the alleged or actual violation of applicable law or regulation regarding false and/or misleading advertising, fraud, unfair trade practices and/or anti-competitive practices, in relation to the operation of the Home Heat Business; (iv) the violation by Buyer or its licensees of any applicable law, regulation or industry standard; and/or (v) the alleged or actual violation of third party rights regarding the realization and/or the release of any advertising using the Marks during the Term; provided, however, in no event shall the foregoing indemnity extend to any Losses to the extent that they arise out of a breach of Seller’s express covenants, representations and warranties hereunder (collectively, “Seller’s Actions”).
b.    Seller shall, at Seller’s sole cost and expense, defend, indemnify and hold Buyer and its parent subsidiary and affiliated companies and their respective officers, directors, employees and agents (“Buyer Indemnified Parties”) harmless from and against all Losses arising out of or in connection with Seller’s Actions; provided however, in no event shall the foregoing indemnity extend to any Losses to the extent caused by Buyer’s negligence or by Buyer’s breach of this Agreement or violation of law.
12.    Default; Remedies. Buyer acknowledges that strict compliance with the terms and conditions of this Home Heat TLA is a material and important part of the consideration for the Supply Agreement. Buyer further acknowledges and agrees that any unauthorized use of the Marks by Buyer will inflict irreparable harm upon Seller for which there is no adequate remedy at law and that, accordingly, Seller shall be entitled to temporary and permanent injunctive relief against any breach of this Home Heat TLA that involves the unauthorized use of the Marks. In addition, if there is a material default by Buyer under this Home Heat TLA, Seller reserves the right to terminate the Home Heat License without terminating the Supply Agreement. Except as expressly provided herein, any limitations on liability in the Supply Agreement shall apply to this Home Heat TLA; provided however, that notwithstanding any provision to the contrary contained in the Supply Agreement, there is no limitation on Buyer’s liability to Seller if Buyer willfully violates this Home Heat TLA and a loss of goodwill or reputation with respect to the Marks results.
13.     Debrand Obligations. Buyer agrees that it will, without undue delay after, and in no event later than 30 days after, the expiration or termination of the Home Heat License (the “Debrand Obligations”): (a) discontinue the use, and ensure the discontinuance of the use of the Marks by all Delivery Contractors; and (b) remove and ensure that all Delivery Contractors remove all

Schedule K - Page 4

Identification Signage. Buyer shall not be required to perform the Debrand Obligations to the extent that it is legally prevented from doing so by governmental or legal action or proceedings (including bankruptcy proceedings or arrangements with creditors), so long as Buyer: (i) takes all reasonable action necessary to legally obtain the right to perform the Debrand Obligations., and (ii) performs the Debrand Obligations immediately upon the end of such legal prohibitions. If Buyer or any Delivery Contractor fails to timely perform the Debrand Obligations, then in addition to all other remedies Seller has, Seller shall, be entitled to enforce any such provision by permanent injunctive or mandatory relief obtained in the superior court located in, or having jurisdiction over, the judicial district of Montréal, Province of Québec, without the necessity of posting any bond or other security, and without prejudice to or diminution of any other rights or remedies which may be available at laws or in equity. All expenses in connection with Seller’s exercise of this right (including all reasonable legal fees) will be, upon written demand, reimbursed by Buyer.
14.    End of Home Heat License Term. Buyer agrees that it will, immediately after the entire expiration or termination of the Home Heat License remove and/or ensure the removal of the Marks and return to Seller or destroy all printed and electronic documents, materials, brochures, etc. bearing any of the Marks, provided that they may keep copies of historical books/records for legitimate business purposes, and documents that need to be retained at advice of counsel in connection with pending or anticipated legal disputes. Furthermore, Buyer agrees that it will not attempt to file, register or use the Marks or any trademarks, word, phrase, symbol, logo or design, or any combination of the foregoing substantially identical to or confusingly similar to the Marks. Buyer and Seller expressly agree that the obligations contained in this section shall survive the expiration or earlier termination of both this Home Heat TLA and/or the Supply Agreement.
15.    Action on Infringement. Buyer agrees to notify Seller in writing of any infringements or imitations by others of the Marks of which Buyer becomes aware. Seller shall have the sole right to determine whether or not any action shall be taken on account of any alleged infringements or imitations of the Marks. Buyer shall not initiate any suit or take any action on account of any such infringements or imitations without first obtaining the written consent of Seller. Buyer shall not be entitled to share in any proceeds received by Seller by settlement or otherwise in connection with any formal or informal action brought by Seller relating to the Marks.
16.    Miscellaneous. Buyer and Seller agree and acknowledge that Buyer is an independent contractor and not an agent and has no authority to bind Seller.
[End of Schedule K]

Schedule K - Page 5

SCHEDULE K-1
COPY OF HOME ENERGY – FLEET GRAPHICS – NEW IMAGE

Ultramar

HOME ENERGY - FLEET GRAPHICS

NEW IMAGE

FINAL DOCUMENTS

ANTISTA FAIRCLOUGH

18 december 2009

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SCHEDULE L

LIST OF MARKS

Retail Station Business	Home Heating Business
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	n/a
[*.*]	n/a
[*.*]	n/a
[*.*]	n/a
[*.*]	n/a
[*.*]	n/a
[*.*]	n/a
[*.*]	n/a
[*.*]	n/a
[*.*]	n/a
[End of Schedule L]

Schedule L - Page 1

SCHEDULE M
[*.*]Calculation
For each of Gasolines and Distillates, the [*.*] and [*.*], all in USD CPG, will be calculated as follows:
[*.*] = [*.*], can be adjusted if [*.*]
[*.*] = [*.*] - ([*.*])
[*.*] = [*.*]+[*.*]
[*.*] = [*.*]+[*.*]
[*.*] = [*.*]
[*.*] = [*.*]
[*.*] is calculated by [*.*] (in USD CPG) [*.*] from the [*.*] (in USD CPG) [*.*], which as of the Effective Date are as follows:
Table 1[*.*]:

Variable	Basis	Initial Value	Annual Adjustment Based On
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[continues on following page]

Schedule M - Page 1

Table 2[*.*]:

Variable	Basis	Value	Adjustment Based On
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]

[*.*] is calculated by [*.*] (in USD CPG) [*.*] from the [*.*] (in USDCPG) [*.*] which as of the Effective Date are as follows:
Table 3[*.*]:

Variable	Basis	Initial Value	Annual Adjustment Based On
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]

Table 4[*.*]:

Variable	Basis	Value	Adjustment Based On
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]

Calculation of [*.*]:

Gasoline:
[*.*] (USD CPG) = [*.*]
[*.*] (USD CPG) = [*.*]

Schedule M - Page 2

[*.*] = [*.*]-[*.*]=[*.*] - [*.*] = [*.*]
[*.*] = [*.*]+[*.*] = [*.*] +[*.*] = [*.*]
[*.*] = [*.*] - [*.*] = [*.*] - [*.*] = [*.*]
[*.*]=[*.*]+[*.*] = [*.*]+ [*.*]= [*.*]
Distillate:
[*.*] (USD CPG) = [*.*]
[*.*] (USD CPG) = [*.*]
[*.*] = [*.*] - [*.*] = [*.*] - [*.*] = [*.*]
[*.*] = [*.*] + [*.*] = [*.*] + [*.*] = [*.*]
[*.*] = [*.*] - [*.*] = [*.*] - [*.*] = [*.*]
[*.*] = [*.*] + [*.*] = [*.*] + [*.*] = [*.*]
[End of Schedule M]

Schedule M - Page 3